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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
THE FIRST ISRAEL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY—SUBJECT TO COMPLETION

THE FIRST ISRAEL FUND, INC.
466 Lexington Avenue
16th Floor
New York, New York 10017

                        February [    ], 2005

Dear Shareholder:

        We are pleased to invite you to attend the 2005 Annual Meeting of Shareholders of The First Israel Fund, Inc., which is scheduled to be held on Tuesday, March 29, at 2:00 p.m., New York time, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017.

        The items to be considered and voted on at the Annual Meeting are described in the accompanying notice of meeting and proxy statement. We encourage you to read these materials carefully.

        Your participation at this year's Annual Meeting is extremely important in light of the solicitation of proxies against the nominees of your Board of Directors by dissident shareholder Opportunity Partners, L.P., a company controlled by Mr. Phillip Goldstein, as well as the solicitation of proxies by Opportunity and Mr. Goldstein in favor of a shareholder proposal.

        At this year's Annual Meeting, your Board of Directors is proposing two exceptional nominees to our Board. We believe our highly qualified slate will allow us to continue the progress we have been making. Your Board unanimously believes that its nominees bring significant insight, experience and expertise to the Board and that they are better qualified to represent your interests than Opportunity's nominees. Moreover, for the reasons described in the proxy statement, your Board of Directors believes the shareholder proposal is not in the best interests of the Fund's shareholders.

        We urge you to vote FOR the Board's nominees and to vote AGAINST the shareholder proposal submitted by Opportunity and Mr. Goldstein by using the enclosed WHITE proxy card.

        It is important that your shares be represented at the Annual Meeting even if you cannot attend the meeting and vote your shares in person. Please complete, sign and date the WHITE proxy card and return it in the enclosed, postage-prepaid envelope at your earliest convenience to ensure that your shares will be duly represented and voted at the Annual Meeting.

        If you need any assistance in the voting of your proxy, please contact our proxy solicitors, D.F. King & Co., Inc., toll free at (888) 414-5566.

        We appreciate your continued interest in, and support of, The First Israel Fund, Inc.

                      Sincerely,

                      The Board of Directors of
                      The First Israel Fund, Inc.

PRELIMINARY COPY—SUBJECT TO COMPLETION

THE FIRST ISRAEL FUND, INC.
466 Lexington Avenue
16th Floor
New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On Tuesday, March 29, 2005

TO THE SHAREHOLDERS OF
    THE FIRST ISRAEL FUND, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The First Israel Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Tuesday, March 29, 2005 commencing at 2:00 p.m., New York time, for the following purposes:

    (1)
    To elect two directors of the Fund.

    (2)
    To consider a shareholder proposal with respect to net asset value.

    (3)
    To consider and act upon such other matters as may properly come before the Meeting or any adjournments, postponements, continuations or reschedulings thereof.

        The close of business on February 4, 2005 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

        This Meeting is extremely important in light of the solicitation of proxies against the nominees of your Board of Directors (the "Board") by dissident shareholder Opportunity Partners, L.P., a company controlled by Mr. Phillip Goldstein. Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote FOR your Board's nominees by promptly signing, dating and returning the enclosed WHITE proxy card. We strongly urge you not to sign any GREEN proxy card that may be sent to you by Mr. Goldstein or his company, Opportunity Partners, L.P. If you have previously returned any GREEN proxy card, you may change any vote you may have cast in favor of Mr. Goldstein's nominees, and vote instead for the election of the Board's nominees by signing and returning the enclosed WHITE proxy card in the accompanying envelope.

        Shareholders of record as of the close of business on February 4, 2005 will be entitled to vote at the Meeting. We encourage you, nevertheless, to vote by proxy. You may attend the meeting and change your vote at that time if you wish to do so.

        If you have any questions, please contact our proxy solicitors, D.F. King & Co., Inc. toll free at (888) 414-5566.

        This notice and related proxy materials are first being mailed on or about February [    ], 2005.

                      By order of the Board of Directors,

                      MICHAEL A. PIGNATARO
                       Secretary

Dated: February [    ], 2005
New York, New York

PRELIMINARY COPY—SUBJECT TO COMPLETION

THE FIRST ISRAEL FUND, INC.
466 Lexington Avenue
16th Floor
New York, New York 10017

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on Tuesday, March 29, 2005

        This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Tuesday, March 29, 2005 commencing at 2:00 p.m., New York time, and at any adjournments, postponements, continuations or reschedulings thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a WHITE proxy card (the "Proxy") accompany this Proxy Statement.

        Your participation at this year's Meeting is extremely important. As you may be aware, dissident shareholder Mr. Phillip Goldstein and his company, Opportunity Partners L.P. have filed a proxy statement in opposition to your Board's solicitation of proxies.

Proxy Solicitations

        Proxy solicitations will be made by officers or employees of the Fund, Credit Suisse Asset Management, LLC, ("CSAM") the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator") and D.F. King & Co., Inc. ("D.F. King"), a proxy solicitation firm that has been retained by the Fund. Solicitations may be made by mail, telephone, telefax, telegraph, Internet, e-mail, in person or by similar means. D.F. King will receive a fee not to exceed one hundred thousand dollars ($100,000) and will be reimbursed for its reasonable out-of-pocket expenses. D.F. King will utilize approximately forty people to solicit proxies from shareholders of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about February [    ], 2005. Expenses related to the solicitation of shareholders in excess of those normally spent for an annual meeting, and excluding the costs of litigation (if any), are expected to total approximately $[            ], of which approximately $[    ] has been spent to date.

        The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of the Administrator is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Credit Suisse Asset Management Limited, located at Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England, serves as investment sub-adviser to the Fund. Additionally, Analyst Exchange and Trading Services Ltd., 46, Rotchild Blvd., Tel Aviv, Israel, also serves as a sub-adviser to the Fund.

Proxy Information

        The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 4, 2005, there were [    ] Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote. You will be eligible to execute a proxy only if you own Shares on the record date. You will retain the right to execute a proxy in connection with this proxy solicitation even if you sell your shares after the record date. Accordingly, it is important that you vote the Shares held by you on the record date, or grant a proxy to vote such Shares on the WHITE proxy card, even if you sell such Shares after the record date.

        In order for your Shares to be represented at the Meeting, you are requested to:

  •
  indicate your instructions on the Proxy;

  •
  date and sign the Proxy;

  •
  mail the Proxy promptly in the enclosed postage-paid envelope;

  •
  allow sufficient time for the Proxy to be received on or before 2:00 p.m. on March 29, 2005.

        If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted (i) FOR the election of the Board's nominees for director, (ii) AGAINST the shareholder proposal described in this proxy statement and (iii) in accordance with the judgment of the persons named in the Proxy on any other matters that may properly come before the Meeting.

        YOUR VOTE AT THIS YEAR'S MEETING IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD WILL REVOKE ANY PROXY PREVIOUSLY SIGNED BY YOU.

        PLEASE DO NOT RETURN ANY GREEN PROXY CARD SENT TO YOU BY MR. PHILLIP GOLDSTEIN OR HIS COMPANY, OPPORTUNITY PARTNERS L.P. Even if you may have voted on Mr. Goldstein's proxy card, you can easily change your vote and revoke that proxy by signing, dating and returning the enclosed WHITE proxy card at any time before the Meeting. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

        Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

        If you have any questions or need any assistance in voting your Shares, please contact D.F. King & Co., Inc., the firm assisting us in the solicitation of proxies, at:

D.F. KING & CO., INC.
48 Wall Street
New York, New York 10005
Call toll-free: (888) 414-5566

Proxy Revocation

        Whether or not you plan to attend the Meeting, the Board urges you to vote FOR the election of its nominees and AGAINST the shareholder proposal by signing, dating and returning the WHITE proxy card in the enclosed postage-paid envelope. You can do this even if you may have voted on any GREEN proxy card solicited by Mr. Phillip Goldstein or Opportunity Partners L.P. It is only the latest dated proxy that counts.

        Execution of a proxy card will not affect your right to attend the Meeting and vote in person. Any shareholder granting a proxy (including a proxy given to Mr. Goldstein or Opportunity Partners L.P.) may revoke it at any time before it is voted by (i) submitting a duly executed new proxy bearing a later date, (ii) attending and voting at the Meeting in person, or (iii) at any time before a previously executed proxy is voted, giving written notice of revocation either to D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, or to The First Israel Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 Attention: Secretary. Merely attending the Meeting without voting at the Meeting will not revoke any previous proxy which has been duly executed by you.

Quorum

        A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the Shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of Shares entitled to vote at the Meeting is present. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as Shares that are present but which have not been voted.

Vote Required

        In order to be elected to the Board of the Fund, nominees for directors must receive the affirmative vote of a plurality of votes cast at the Meeting in person or by proxy. Abstentions and broker non-votes will have no impact on the election of directors.

        Approval of the shareholder proposal with respect to net asset value will require the affirmative vote of the holders of a majority of the total votes cast at the Meeting by the holders of Shares present in person or represented by proxy and entitled to vote on the proposal. Because abstentions and broker non-votes are not treated as votes cast, any abstentions and broker non-votes will have no impact on the proposal.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY OPPOSES BOTH MR. PHILLIP GOLDSTEIN'S ATTEMPT TO PLACE HIMSELF AND ONE OF HIS COLLEAGUES ON YOUR FUND'S BOARD AND HIS VAGUE PROPOSAL. WE RECOMMEND THAT ALL SHAREHOLDERS OPPOSE MR. GOLDSTEIN'S SOLICITATION BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND MAILING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. DO NOT SIGN OR RETURN ANY GREEN PROXY CARD YOU MAY RECEIVE FROM MR. GOLDSTEIN OR HIS COMPANY, OPPORTUNITY PARTNERS L.P., EVEN AS A PROTEST VOTE AGAINST THEM. IF YOU HAVE ALREADY RETURNED ANY GREEN PROXY CARD, YOU MAY REVOKE THAT PROXY BY SIGNING, DATING, AND RETURNING THE ENCLOSED WHITE PROXY CARD.

PROPOSAL 1: ELECTION OF DIRECTORS

        The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

        The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

        James J. Cattano has been nominated by the Fund's Board for a three-year term to expire at the 2008 Annual Meeting of Shareholders. Mr. Cattano has consented to being named in this Proxy Statement and has consented to serving as a director of the Fund if elected. Mr. Cattano is being nominated for the directorship currently held by Mr. Jonathan W. Lubell, whose term as a director will expire on the date of this Meeting, and who will be retiring from his position as a director of the Fund.

        Steven N. Rappaport, a director whose current term also expires on the date of this Meeting, has been nominated by the Fund's Board for a three-year term to expire at the 2008 Annual Meeting of Shareholders. Mr. Rappaport currently serves as a director of the Fund. Mr. Rappaport has consented to being named in this Proxy Statement and has consented to serving as a director of the Fund if elected.

        The following tables set forth certain information regarding the nominees of the Fund's Board for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the first Board meeting following the Meeting.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
THE BOARD'S NON-INTERESTED NOMINEES FOR DIRECTOR:
James J. Cattano c/o Primary Resources, Inc. 55 Old Field Point Road Greenwich, Connecticut 06830 Date of Birth: 06/24/43	None	None	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	4	None
Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Director; Nominating and Audit Committee Member	Since 1992; current term ends at the 2005 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) since July 2002; Transition Advisor to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	43	Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resource, LLC (plywood manufacturing company)

NON-INTERESTED DIRECTORS:
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 10/02/41	Lead Director; Nominating Committee Chairman and Audit Committee Member	Since 1996; current term ends at the 2006 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	8	Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)
George W. Landau c/o Credit Suisse Asset Management, LLC Attn: General Counsel 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 03/04/20	Director; Nominating Committee Member and Audit Committee Chairman	Since 1995; current term ends at the 2007 annual meeting	Senior Advisor, Latin America, The Coca-Cola Company since 1988; Advisor of Guardian Industries (a glass manufacturer) since 1992	5	Director of GAM Funds, Inc.
INTERESTED DIRECTOR:
William W. Priest, Jr.* c/o Epoch Investment Partners 667 Madison Avenue New York, New York 10021 Date of Birth: 09/24/41	Director	Since 1997; current term ends at the 2006 annual meeting	Chief Executive Officer of J Net Enterprises, Inc. (technology holding company) since June 2004; Chief Executive Officer of Epoch Investment Partners, Inc. since April 2004; Co-Managing Partner, Steinberg Priest & Sloane Capital Management, LLC from 2001 to March 2004; Chairman and Managing Director of CSAM from 2000 to February 2001, Chief Executive Officer and Managing Director of CSAM from 1990 to 2000	47	Director of Globe Wireless, LLC (maritime communications company); Director of InfraRedX (medical device company); Director of J Net Enterprises, Inc.

*
Mr. Priest is being treated as an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because up to December 31, 2002 he provided consulting services to CSAM.

Name, Address and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS:
Michael E. Kenneally c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 03/30/54	Chairman of the Fund, Chief Executive Officer and President	Since 2004	Chairman and Global Chief Executive Officer of CSAM since 2003; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003; Officer of other Credit Suisse Funds
Neil Gregson c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 05/10/62	Chief Investment Officer	Since 2004	Managing Director and Global Head of Emerging Market Equities of CSAM; Associated with CSAM since 1990
Michael A. Pignataro c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 11/15/59	Chief Financial Officer and Secretary	Since 1993	Director and Director of Fund Administration of CSAM; Associated with CSAM since 1984; Officer of other Credit Suisse Funds
Emidio Morizio c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of CSAM; Associated with CSAM since July 2000; Vice President and Director of Compliance of Director of Compliance of Forstmann-Leff Associates from 1998 to June 2000; Officer of other Credit Suisse Funds
Ajay Mehra c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 08/14/70	Chief Legal Officer	Since 2004	Director and Deputy General Counsel of CSAM since September 2004; Senior Associate of Shearman & Sterling LLP from September 2000 to September 2004; Senior Counsel of the SEC Division of Investment Management from June 1997 to September 2000; Officer of other Credit Suisse Funds
J. Kevin Gao c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 10/13/67	Senior Vice President	Since 2004	Vice President and Legal Counsel of CSAM; Associated with CSAM since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds
Robert M. Rizza c/o Credit Suisse Asset Management, LLC 466 Lexington Avenue New York, New York 10017-3140 Date of Birth: 12/09/65	Treasurer	Since 1999	Assistant Vice President of CSAM since January 2001; Associated with CSAM since 1998; Officer of other Credit Suisse Funds

        Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in CSAM Family of Closed-End Investment Companies*(1)(3)
Non-Interested Director Nominees:
James J. Cattano	A	D
Steven N. Rappaport	C	C
Non-Interested Directors:
Enrique R. Arzac	C	E
George W. Landau	C	E
Jonathan W. Lubell	B	B
Interested Director:
William W. Priest, Jr.	B	C

*
Key to Dollar Ranges:

A.  None
B.  $1 — $10,000
C.  $10,001 — $50,000
D.  $50,001 — $100,000
E.  over $100,000

(1)
This information has been furnished by each director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").
(2)
The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.
(3)
"CSAM Family of Closed-End Investment Companies" means those registered closed-end investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

        Annex A to this proxy statement sets forth certain information relating to the Fund's directors, nominees, officers and other employees of the Fund who will be "participants" in the solicitation of proxies on the Fund's behalf.

        As of September 30, 2004, neither the non-interested nominees for election to the Board of the Fund, nor the other non-interested directors nor their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

        During the fiscal year ended September 30, 2004, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 as well as $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended September 30, 2004 to all such unaffiliated directors was $35,500. Each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

        During the fiscal year ended September 30, 2004, the Board convened five times. Each director, with the exception of Mr. Lubell, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a director.

        Messrs. Arzac, Rappaport, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange's listing standards). The Audit Committee convened five times during the fiscal year ended September 30, 2004. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not non-interested persons of the Fund. The Nominating Committee selects and nominates new independent directors. The Nominating Committee is governed by the Nominating Committee Charter which is attached to this proxy statement as Annex B. At a meeting of the Nominating Committee held on December 2, 2004, the Nominating Committee nominated each of Mr. Cattano and Mr. Rappaport for 3 year terms. The Nominating Committee considered the nomination of Messrs. Goldstein and Hellerman and determined not to nominate either of them as candidates for election to the Board.

        The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, at The First Israel Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include, at a minimum, the following information: as to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serve as a director (if elected)). In the case of the Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

        In nominating candidates, the Nominating Committee searches for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to the Fund's shareholders. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Nominating Committee-nominated or shareholder-nominated candidates. The Nominating Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for directors.

Shareholder Communications With Directors

        Shareholders may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at The First Israel Fund, Inc., 466 Lexington Avenue, 16th Floor, New York, New York 10017.

        All communications received as set forth in the preceding paragraph will be opened by the office of the Fund's Secretary for the sole purpose of determining whether the contents represent a message to the Fund's directors.

        Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Director Attendance At Annual Meeting

        It is not the Fund's policy that each of the Fund's directors attend the annual meeting. None of the Fund's directors were in attendance at the 2004 Annual Meeting.

Compensation Committee

        The Fund does not have a compensation committee.

AUDIT COMMITTEE REPORT

        Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included as Annex C to this Proxy Statement), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended September 30, 2004. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC")

independence rules delineating relationships between the independent registered public accounting firm and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent registered public accounting form. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

        Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2004 Annual Report to Shareholders for the fiscal year ended September 30, 2004 and be mailed to shareholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Directors

Enrique R. Arzac
George W. Landau
Jonathan W. Lubell
Steven N. Rappaport

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

        At a meeting held on December 2, 2004, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending September 30, 2005. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

        The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended September 30, 2003 and September 30, 2004.

	2003	2004
Audit Fees	$51,000	$51,000
Audit-Related Fees*	$13,500	$11,500
Tax Fees**	$24,482	$26,482
All Other Fees	—	—
Total	$88,982	$88,982

*
Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($5,000 in 2003 and $3,000 in 2004), and attest procedures on the Fund's compliance with Israel tax ruling ($8,500).

**
Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns ($7,482), and services in connection with the Fund's Israeli tax authority filing ($17,000 in 2003 and $19,000 in 2004).

        The Audit Committee is responsible for pre-approving: (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit. No fees were billed by PwC for non-audit services rendered to the Fund, CSAM or Covered Service Providers for the fiscal years ended September 30, 2003 and September 30, 2004.

        No fees were billed by PwC for non-audit services rendered to the Fund, CSAM or Covered Service Providers for the fiscal years ended September 30, 2003 and September 30, 2004.

COMPENSATION

        The following table shows certain compensation information for the directors/nominees for the fiscal year ended September 30, 2004. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors or Nominee*
Non-Interested Directors:
Enrique R. Arzac	$7,500	$71,500
George W. Landau	7,500	30,000
Jonathan W. Lubell	6,000	6,000
Steven N. Rappaport	7,500	80,100
Interested Director:
William W. Priest, Jr.	7,000	89,000

*
Forty-eight funds comprise the Fund Complex. See the "Directors" table for the number of funds on which each director serves.

DISSIDENT SHAREHOLDER SOLICITATION

        A dissident shareholder, Opportunity Partners L.P, an entity controlled by Mr. Phillip Goldstein, is soliciting proxies in connection with the Meeting in order to elect Mr. Goldstein and another individual hand picked by Mr. Goldstein to the Fund's Board. At the Meeting, shareholders will vote on the election of two directors to the Fund's classified Board. As set forth above, the Fund's Board has nominated Messrs. James J. Cattano and Steven N. Rappaport to stand for election to the Board. Mr. Goldstein has indicated that he will nominate himself and one other candidate for election to the Board in opposition to those nominated by the Board.

        Your Board unanimously believes that the Board's nominees bring significant insight, experience and expertise to the Board. Mr. Rappaport has served on the Board of the Fund since 1992 and Mr. Cattano currently serves as a director of four other closed-end funds managed by CSAM. Messrs. Cattano and Rappaport both have a wealth of financial market, investment and business experience.

        In the Board's opinion, such experience makes Messrs. Cattano and Rappaport better qualified to represent your interests. As a result, your Board strongly believes that the effectiveness of the Fund's investment program will be in much better hands if the Board's experienced nominees are elected rather than having them replaced by Mr. Goldstein's nominees. Finally, Mr. Goldstein and Opportunity Partners L.P. "seek reimbursement from the Fund" for their solicitation expenses. Your Board feels it is inappropriate for the Fund, and in effect its shareholders, to cover the expenses incurred by a dissident shareholder that undertakes a proxy solicitation in order to advance his own interests.

        In addition, Mr. Goldstein and Opportunity are soliciting proxies in support of a shareholder proposal being submitted by his company. See Proposal 2 below.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE BOARD'S NOMINEES AS DIRECTORS OF THE FUND ON THE ENCLOSED WHITE PROXY CARD.

PROPOSAL 2: SHAREHOLDER PROPOSAL

        The Fund has received a notice from Opportunity Partners L.P., a company controlled by Mr. Goldstein, that it intends to submit a proposal to shareholders at the Meeting proposing that "shareholders of the Fund be afforded the opportunity to realize net asset value for their shares as soon as practicable". Even though the Board is not opposed to the Fund's shareholders being able to realize net asset value, FOR THE REASONS SET FORTH BELOW, YOUR BOARD UNANIMOUSLY OPPOSES PROPOSAL 2 AND STRONGLY URGES ALL SHAREHOLDERS TO VOTE AGAINST SUCH PROPOSAL ON THE ENCLOSED WHITE PROXY CARD.

        Prior to addressing Proposal 2, the Board wants to reaffirm to the Fund's shareholders that it continues to be committed to the Fund's current structure of being a closed-end, non-diversified management investment company that seeks long-term capital appreciation through investing primarily in the equity securities of Israeli companies. The Board is committed to such a structure because it believes, after extensive analysis, that the closed-end structure is the best one available to provide investors the opportunity to invest in both privately and publicly held Israeli securities in a manner that will result in long-term capital appreciation.

        As for Proposal 2, it is vague and, among other things, fails to provide the Board with sufficient guidance as to how it should act or proceed. If the proposal were to be approved and adopted by shareholders it is unclear what actions the Board would be expected to take and what the time frame for taking those actions should be. Moreover, it would appear that in order for shareholders to realize net asset value, the market discount to net asset value at which the Fund's shares trade would need to be eliminated.

        Market discounts occur when the market value of a publicly traded closed-end fund share is less than its underlying net asset value. Market discounts in the closed-end fund industry are influenced to a large extent by general economic conditions affecting the underlying investments, and in the case of emerging market funds, like the Fund, reflect the general volatility of the emerging market in which the fund invests. In considering Proposal 2, shareholders should also keep in mind that given that the Fund's Shares are listed on a stock exchange and that investors purchase and sell the Fund's Shares at a price level determined by the marketplace, the Fund's Board cannot control the prices at which the Fund's Shares trade.

        Shares of the Fund, like shares of many other closed-end funds, have been trading at a market discount. However, shareholders should note that over the past year the market discount at which the Fund's share trade has narrowed significantly. For example, on December 31, 2003, the market discount of the shares was 15.5% and on December 31, 2004 the market discount had been reduced to 7.9%.

        The Board is aware of the importance of protecting the value of the shareholders' interest in the Fund and therefore is concerned about the market discount at which the Fund's shares currently trade. To that end, the Board monitors the Fund's market discount and analyzes available remedial actions on an on-going basis. The Board has for several years discussed at length, both internally and with the Fund's advisors, possible approaches to the market discount issue. Recognizing the intractability of the on-going discount issue and seeking to achieve the Fund's long term objectives, the Board is only prepared to address the discount issue in a prudent and responsible manner. As your Board continues to oversee investment choices aimed at maximizing shareholder returns, your Board remains committed to the closed-end structure which it believes allows for greater investment flexibility while maintaining a longer investment horizon.

        In deciding whether to support Proposal 2, shareholders should keep in mind that there are only a limited number of options available to seek to eliminate the discount (making a self-tender offer for the Fund's shares, liquidating the Fund or converting the Fund to an open-end fund) none of which the Board believes are in the best interests of shareholders and all of which in the Board's view are short-sighted and impair the Fund's ability to achieve its objectives. Even Mr. Goldstein acknowledges in his preliminary proxy statement filed with the SEC on January 12, 2005 with respect to the Fund, that each of these alternatives "may also have adverse effects such as increasing the Fund's expense ratio or the percentage of assets held in illiquid investments." The Fund's Board of Directors believes that such actions would jeopardize the ability of the Fund to implement its long term objectives and otherwise could have significant adverse effects on the Fund and its long-term shareholders. Moreover, the Board believes that taking any of such actions is not the most effective means to deliver long-term added value to shareholders. There are drawbacks to each of these actions, including the following:

  •
  Increase in Expense Ratio.  Conducting a self-tender offer for the Fund's shares or converting the Fund to an open-end fund could cause a significant decline in the Fund's size and a loss of economies of scale, with a corresponding increase in the Fund's expense ratio, since fixed expenses would be spread across a smaller asset base. Additionally, shareholders should keep in mind that there are significant costs, which the Fund's shareholders would be paying for, associated with conducting a self-tender offer.

  •
  Inability to Invest in Early Stage Companies.  Because the open-end fund status limits shareholders' access to companies whose securities are not traded in the public markets, converting to an open-end fund would limit the Fund's ability to participate in more illiquid investments, such as private equity and venture capital investments in private companies. Such investments may offer the potential for higher returns and offer opportunities to acquire securities at more favorable prices and on more favorable terms than available in more liquid investments. This is particularly true in an emerging market such as Israel in which many of the most attractive investments are in private placements. It is for that reason that the Board believes that there are no open-end funds that invest exclusively in Israel, and that almost all funds that invest solely in one international country are closed-end funds. In the case of the Fund, as of September 30, 2004, approximately $6.7 million, which is equivalent to 11% of the Fund's capital, was invested in private placements. Liquidating the Fund or converting to an open-end fund would result in the Fund having to liquidate such investments at an inopportune time which the Board believes would not be in the best interests of shareholders. In addition, the Fund has existing commitments to invest an additional $3.7 million with private placements funds, and if such commitments are not satisfied the Fund may be subject to liability for, among other things, breach of contract. The Board believes that one of the features that makes the Fund unique and attracts investors to the Fund is that the Fund is one of the only avenues for retail investors to be exposed to investments in private equity funds that invest in Israel.

  •
  Impact of Liquidation.  A significant amount of the Fund's investments, as mentioned above, are in illiquid securities of private companies for which there is no existing trading market. The Board does not believe that announcing a liquidation would maximize value for shareholders. In fact, it might have the opposite effect, as buyers for these illiquid securities could discount their prices as a result of their knowledge that this is a "forced" sale. Effecting a liquidation would likely cause the Fund to accept far lower proceeds for its investments than it could realize if those investments were held long enough for the Fund to exit in an timely fashion consistent with its long-term investment goal. Moreover, shareholders should be aware that the liquidation of a closed-end fund is a complicated and expensive matter that requires numerous regulatory approvals, may take three years or longer and often entails the creation of significant reserves for contingent liabilities, which reserves are normally not invested in equity securities.

  •
  Redemptions and Their Impact on Investments.  If the Fund converted to an open-end structure, the Fund generally would not be able to be fully invested because it could be subject to daily inflows and outflows of cash which complicates portfolio management. The cash reserves required to meet anticipated redemptions in an open-end format would have to be invested in short term instruments, which are typically lower-yielding assets, thus negatively impacting the Fund's return. The need to maintain such reserves could also reduce the Fund's investment flexibility and prevent the Fund from taking advantage of attractive investment opportunities when they occur, thus adversely affecting long-term portfolio management. This is particularly pertinent in the case of the Fund as many of the securities listed on the Tel-Aviv Stock Exchange are, given the limited volume and float of such securities, somewhat illiquid and therefore would likely be inappropriate investments for a fund that has to anticipate unlimited daily redemptions. Moreover, substantial redemptions or share repurchases could force the Fund to liquidate assets, sometimes at inopportune times or at disadvantageous prices, to meet redemption requests or share repurchases. In contrast to a fund with an open-end structure, the Fund currently does not have to keep a meaningful portion of its assets in cash or liquid assets to satisfy redemptions on demand, and thus the Fund would rarely, if ever, be in a position that it would be forced to invest or sell securities at an inopportune time in the market and its assets can be more fully invested to achieve the Fund's objectives.

  •
  New York Stock Exchange Delisting.  If the Fund converts to an open-end fund, its shares would be delisted from the New York Stock Exchange (the "NYSE"). Additionally, conducting a self-tender could also result in the delisting of the Fund from the NYSE if the Fund's size is reduced to a level that is below the NYSE's minimum listing standards. The loss of the Fund's NYSE listing could be disadvantageous for the Fund because the Board believes that some investors, particularly foreign investors and certain institutional investors (such as pension funds that are subject to restrictions on the amount of their portfolio that can be invested in non-listed securities), are believed to consider a listing on the NYSE to be an important factor in their decision to buy or retain shares of the Fund. Moreover, even though delisting would save the Fund NYSE listing fees, if the Fund were an open-end fund, the Fund would be required to pay federal and state registration and notification fees on sales of new shares, which could offset or even exceed the cost reduction of not having to pay NYSE listing fees.

        At this time, the Board remains committed to the Fund's current structure of being a closed-end, non-diversified management investment company that seeks long-term capital appreciation through investing primarily in Israeli securities. Moreover, the Board does not believe that attempting to eliminate the possibility of a discount justifies the risk of reduced size, possible increases in the Fund's expense ratio and the potential adverse effect on its investment performance that conversion would entail. Accordingly, the Board does not believe that conducting a self-tender, liquidating the Fund or converting the Fund to an open-end fund is in the best interest of the Fund and its shareholders. Nevertheless, the Board will continue to study the relative merits of a range of options which are intended to reduce the market discount and/or increase shareholder value.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" PROPOSAL 2.

ADDITIONAL INFORMATION

Beneficial Owners

        The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

Name and Address	Number of Shares Beneficially Owned	Percent of Shares
City of London Investment Group PLC*. 10 Eastcheap London EC3M 1LX England	852,809	20.0%

*
As stated in Schedule 13D filed with the SEC on May 7, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

        Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended September 30, 2004, all filing requirements applicable to such persons were complied with.

Shareholder Proposals

        Pursuant to Rule 14a-8 under the 1934 Act, for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2006 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than [            ], 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

        Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

        For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed (preferably by certified mail) and received at The First Israel Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

        Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

        The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2006 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

        YOUR VOTE AT THIS YEAR'S MEETING IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED WHITE PROXY CARD WILL REVOKE ANY PROXY PREVIOUSLY SIGNED BY YOU.

        PLEASE DO NOT RETURN ANY GREEN PROXY CARD SENT TO YOU BY MR. PHILLIP GOLDSTEIN OR HIS COMPANY, OPPORTUNITY PARTNERS L.P.—EVEN AS A PROTEST AGAINST THEM. Even if you may have voted on Mr. Goldstein's or Opportunity's proxy card, you can easily change your vote and revoke that proxy by completing, signing, dating and returning the enclosed WHITE proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THIS YEAR'S MEETING.

Other Business

        Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

        The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to a shareholder upon request. Any such request should be directed to the Fund by calling 1-800-293-1232, by writing to The First Israel Fund, Inc., c/o Credit Suisse Asset Management, LLC at 466 Lexington Avenue, 16th Floor, New York, New York 10017, or at the website of Credit Suisse Asset Management, LLC at www.csam.com/us. These requests will be honored within three business days of receipt.

ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION
OF PROXIES BY THE FIRST ISRAEL FUND, INC.

        Under applicable SEC regulations, members of the Board and certain officers and employees of the Fund may be deemed to be "participants" with respect to the Fund's solicitation of proxies in connection with its 2005 Annual Meeting of Shareholders. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, of the persons who may be deemed "participants."

DIRECTORS AND NOMINEES

        The principal occupations of the Fund's directors and director nominees who may be deemed participants in the Fund's solicitation are set forth in Proposal 1 under the "Election of Directors" section of this proxy statement. The name and business addresses of the organizations of employment of the Fund's directors and director nominees are as follows:

Name	Business Address
James J. Cattano	c/o Primary Resources, Inc. 55 Old Field Point Road Greenwich, Connecticut 06830
Steven N. Rappaport	Lehigh Court, LLC 40 East 52nd Street New York, New York 10022
Enrique R. Arzac	c/o Credit Suisse Asset Management, LLC Attn: General Counsel 466 Lexington Avenue New York, New York 10017-3140
George W. Landau	c/o Credit Suisse Asset Management, LLC Attn: General Counsel 466 Lexington Avenue New York, New York 10017-3140
William W. Priest, Jr.	c/o Epoch Investment Partners 667 Madison Avenue New York, New York 10021

OFFICERS AND EMPLOYEES

        The principal occupations of the Fund's executive officers and other officers and employees who may be deemed "participants" in the Fund's solicitation of proxies are set forth below. The Position Held with

Fund refers to such person's position with the Fund, and the business address is Credit Suisse Asset Management, LLC, 466 Lexington Avenue New York, New York 10017-3140.

Name	Position(s) Held with Fund
Michael E. Kenneally	Chairman of the Fund, Chief Executive Officer and President
Neil Gregson	Chief Investment Officer
Michael A. Pignataro	Chief Financial Officer and Secretary
Emidio Morizio	Chief Compliance Officer
Ajay Mehra	Chief Legal Officer
J. Kevin Gao	Senior Vice President
Robert M. Rizza	Treasurer

INFORMATION REGARDING OWNERSHIP OF FUND SECURITIES BY PARTICIPANTS

        Except as described in this Annex A or the proxy statement, none of the persons listed above under "Directors and Nominees" and "Officers and Employees" owns any Fund securities of record which they do not own beneficially. The number of shares of the Fund held by directors as of December 31, 2004, is set forth in the "Security Ownership of Certain Beneficial Owners and Management" section of the proxy statement. The number of shares of the Fund held by the officers and employees listed above under "Officers and Employees" as of December 31, 2004 is set forth below.

Name	Share Ownership
OFFICERS AND EMPLOYEES
Michael E. Kenneally	None
Neil Gregson	None
Michael A. Pignataro	None
Emidio Morizio	None
Ajay Mehra	None
J. Kevin Gao	None
Robert M. Rizza	None

INFORMATION REGARDING TRANSACTIONS IN FUND SECURITIES BY PARTICIPANTS

        The following table sets forth purchases and sales during the past two years of shares of the Fund by the persons listed above under "Directors and Nominees" and "Officers and Employees." All transactions were in the public market and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Number of Shares Acquired or (Disposed of)
Steven N. Rappaport	12/29/2004	80.9330
	7/29/2004	97.3190
	12/31/2003	103.5770
	7/28/2003	120.1160
	6/25/2003	22.3710
George W. Landau	12/29/2004	80.9330
	7/29/2004	97.3190
	12/31/2003	103.5770
	7/28/2003	120.1160
	6/25/2003	22.4210
Enrique R. Arzac	12/29/2004	80.9330
	7/29/2004	97.3190
	12/31/2003	103.5770
	7/28/2003	120.1160
	6/25/2003	22.4480
William W. Priest, Jr.	12/29/2004	80.9330
	7/29/2004	97.3190
	12/31/2003	103.5770
	7/28/2003	120.1160

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

        Except as described in this Annex A or the proxy statement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates"), is either a party to any transaction or series of transactions since September 30, 2003, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Fund was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or the proxy statement, no participant or Participant Affiliate directly or indirectly beneficially owns any securities of the Fund.

        Except as described in this Annex A or the proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party. Except as described in this Annex A or the proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of the Fund.

ANNEX B

NOMINATING COMMITTEE CHARTER

        This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1.    PURPOSE & SCOPE

        The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

        In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

        —the nomination of new Directors.

        —the evaluation of the Board and its committee structure.

SECTION 2.    MEMBERSHIP

  (a)
  The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

  (b)
  The Committee shall appoint its Chairperson by a majority vote of its members.

  (c)
  The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3.    NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

  (a)
  In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

  (b)
  The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

SECTION 4.    ADDITIONAL RIGHTS AND RESPONSIBILITIES

  (a)
  The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

  (b)
  The Committee may retain and terminate a search firm to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

  (c)
  The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

  (d)
  The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

  (e)
  The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5.    PROCEDURAL MATTERS

  (a)
  The Committee shall meet at least once a year.

  (b)
  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

  (c)
  The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

  (d)
  The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

August 11, 2004

APPENDIX A

Open-End Funds:

Credit Suisse Institutional Fixed Income Fund
Credit Suisse Institutional High Yield Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Capital Appreciation Fund
Credit Suisse Capital Funds
        Credit Suisse Large Cap Value Fund
        Credit Suisse Small Cap Value Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Institutional Fund
        Capital Appreciation Portfolio
        Harbinger Portfolio
        International Focus Portfolio
        Investment Grade Fixed Income Portfolio
        Large Cap Value Portfolio
        Select Equity Portfolio
        Small Cap Growth Portfolio
        Small Cap Value Portfolio
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Opportunity Funds
        Credit Suisse High Income Fund
        Credit Suisse Municipal Money Fund
        Credit Suisse U.S. Government Money Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Institutional Money Market Fund
        Government Portfolio
        Prime Portfolio
Credit Suisse New York Tax Exempt Fund
Credit Suisse Trust
        Blue Chip Portfolio
        Emerging Markets Portfolio
        Global Post-Venture Capital Portfolio
        High Yield Portfolio
        International Focus Portfolio

        Large Cap Value Portfolio
        Mid-Cap Growth Portfolio
        Small Cap Growth Portfolio
        Small Cap Value Portfolio
        Strategic Small Cap Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

ANNEX C

AUDIT COMMITTEE CHARTER

        This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("CSAM") listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

        The primary purposes of the Committee are to:

  •
  assist Board oversight of

  1.
  the integrity of the Fund's financial statements

  2.
  the independent auditor's qualifications and independence

  3.
  the performance of the Fund's independent auditors

  4.
  the Fund's compliance with legal and regulatory requirements

  •
  prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

  •
  oversee the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

  •
  determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

  •
  pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

  •
  act as a liaison between the Fund's independent auditors and the Board.

        The Fund's independent auditors shall report directly to the Committee.

        The primary function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

        The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, CSAM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

        (a)   The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002,, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

        The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

        (b)   With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

          (i)    that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or, in the case of a Fund whose securities are listed on the American Stock Exchange ("AMEX"), pursuant to the governance standards of the AMEX;

          (ii)   that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

          (iii)  that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

          (iv)  the adequacy of the Charter.

Duties and Powers

        1.     To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

          (b)   to resolve any disagreements between management and the independent auditors regarding financial and to evaluate and accept the determination of independence made by the independent auditors;

          (c)   to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers);

(1)
The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant Fund and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any service provider to the registrant Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrantFund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (d)   to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the

  Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

          (e)   to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

          (f)    to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

          (g)   to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

          (h)   to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

          (i)    to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

          (j)    to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

          (k)   at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as CSAM and any Covered Services Provider;

          (l)    to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund's engagement;

          (m)  to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

          (n)   to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

          (o)   to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

          (p)   to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

        2.     The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

        3.     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, CSAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

        4.     The Committee shall evaluate its performance under this Charter annually.

        5.     The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

        6.     This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

        7.     The Chief Executive Officer (the "CEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

        8.     FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the New York Stock Exchange ("NYSE") shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

          (b)   The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

          (c)   If a Fund whose securities are listed on the AMEX provides the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted:    Effective August 11, 2004

APPENDIX A

Open-End Funds:

        Credit Suisse Institutional Fixed Income Fund
        Credit Suisse Institutional High Yield Fund
        Credit Suisse Select Equity Fund
        Credit Suisse Short Duration Bond Fund
        Credit Suisse Capital Appreciation Fund
        Credit Suisse Capital Funds
                Credit Suisse Large Cap Value Fund
                Credit Suisse Small Cap Value Fund
        Credit Suisse Mid-Cap Growth Fund
        Credit Suisse Emerging Markets Fund
        Credit Suisse Fixed Income Fund
        Credit Suisse Global Fixed Income Fund
        Credit Suisse Global Post-Venture Capital Fund
        Credit Suisse Institutional Fund
                Capital Appreciation Portfolio
                Harbinger Portfolio
                International Focus Portfolio
                Investment Grade Fixed Income Portfolio
                Large Cap Value Portfolio
                Select Equity Portfolio
                Small Cap Growth Portfolio
                Small Cap Value Portfolio
        Credit Suisse International Focus Fund
        Credit Suisse Japan Equity Fund
        Credit Suisse New York Municipal Fund
        Credit Suisse Opportunity Funds
                Credit Suisse High Income Fund
                Credit Suisse Municipal Money Fund
                Credit Suisse U.S. Government Money Fund
        Credit Suisse Small Cap Growth Fund
        Credit Suisse Strategic Small Cap Fund
        Credit Suisse Cash Reserve Fund
        Credit Suisse Institutional Money Market Fund
                Government Portfolio
                Prime Portfolio
        Credit Suisse New York Tax Exempt Fund
        Credit Suisse Trust
                Blue Chip Portfolio
                Mid-Cap Growth Portfolio
                Emerging Markets Portfolio
                Global Post-Venture Capital Portfolio
                High Yield Portfolio

                International Focus Portfolio
                Large Cap Value Portfolio
                Small Cap Growth Portfolio
                Small Cap Value Portfolio
                Strategic Small Cap Portfolio

Closed—End Funds:

Credit Suisse High Yield Bond Fund
Credit Suisse Asset Management Income Fund, Inc.
The Brazilian Equity Fund, Inc.
The Chile Fund, Inc.
The Emerging Markets Telecommunications Fund, Inc.
The First Israel Fund, Inc.
The Indonesia Fund, Inc.
The Latin America Equity Fund, Inc.

THE FIRST ISRAEL FUND, INC.

March 29, 2005

PRELIMINARY COPY, SUBJECT TO COMPLETION

FORM OF PROXY CARD FOR THE FIRST ISRAEL FUND, INC. ANNUAL MEETING

Annual Meeting, MARCH 29, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        By signing and returning this proxy, you appoint Ajay Mehra, J. Kevin Gao and Michael A. Pignataro, as Proxies, each of them, with full power of substitution, to vote these shares at the Annual Meeting of Shareholders to be held on March 29, 2005 at 2:00 p.m. New York time, (or any adjournments, postponements, continuations or rescheduling thereof) at the following location:

The First Israel Fund, Inc.
466 Lexington Avenue
16th Floor
New York, NY 10017

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS, IN FAVOR OF THE BOARD'S NOMINEES FOR DIRECTOR AND AGAINST THE SHAREHOLDER PROPOSAL.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION,
YOU MAY SIMPLY SIGN AND DATE THIS CARD ON THE REVERSE SIDE; NO BOXES
NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side.)

— FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES TO THE BOARD OF DIRECTORS AND AGAINST THE SHAREHOLDER PROPOSAL

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEES(S) BELOW.
1. Proposal to elect the following nominees as directors: (01) James J. Cattano (02) Steven N. Rappaport	☐	☐	☐
USE NUMBER ONLY
	AGAINST	FOR	ABSTAIN
2. Shareholder proposal relating to net asset value.	☐	☐	☐

        IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

Dated:                                       ,

Signature

Signature (Joint Owners)

Title

        Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please indicate any change of address. The signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting of The First Israel Fund, Inc. and any adjournments, postponements, continuations or reschedulings thereof.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED.

—FOLD AND DETACH HERE—

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL 1: ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
COMPENSATION
DISSIDENT SHAREHOLDER SOLICITATION
PROPOSAL 2: SHAREHOLDER PROPOSAL
ADDITIONAL INFORMATION
ANNEX A
INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY THE FIRST ISRAEL FUND, INC.
ANNEX B
NOMINATING COMMITTEE CHARTER
ANNEX C
AUDIT COMMITTEE CHARTER
FORM OF PROXY CARD FOR THE FIRST ISRAEL FUND, INC. ANNUAL MEETING